SBL Fund

Security Equity Fund

Security Income Fund

Security Large Cap Value Fund

Security Mid Cap Growth Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated November 18, 2013

to the Currently Effective Statutory Prospectuses and Statements of Additional

Information, as supplemented from time to time, for the Above-Listed Funds and Their

Underlying Series (The “Funds”)

This supplement provides additional information beyond that contained in the currently effective Statutory Prospectuses (the “Prospectuses”) and Statements of Additional Information (the “SAIs”) and should be read in conjunction with the Prospectuses and SAIs.

The Boards of Directors of the Funds (collectively, the “Board”) recently voted on three proposals affecting the Funds and their shareholders. These proposals include: (i) the election of five new independent director nominees to the Board; (ii) an Agreement and Plan of Reorganization that provides for the reorganization of each Fund from a Kansas corporation into a Delaware statutory trust; and (iii) revisions to the Funds’ fundamental investment policies in order to conform the policies among the Funds, modernize the policies and increase investment flexibility. The Board has called a special meeting of the shareholders for January 8, 2014, at which shareholders of each of the Funds of record as of November 25, 2013 will be asked to consider the approval of each of the proposals. Shareholder approval is required before any of the proposals would take effect.

Below is a summary of each of the three proposals:

I.         Election of Directors

The Board approved a proposal to elect five individuals to the Board. The funds that are part of the Guggenheim Funds group fund complex (the “Fund Complex”) currently are overseen by separate groups of directors or trustees. One of these groups consists of the current Board. Another group consists of the current trustees of certain closed-end funds and exchange-traded funds (the “Closed-End Funds” and “Exchange-Traded Funds”) managed by Guggenheim Funds Investment Advisors, LLC, an affiliate of each Fund’s investment manager. The Board and the boards of directors of the Closed-End Funds and Exchange-Traded Funds separately determined that it is in the best interests of the funds that they oversee to consolidate the membership of the boards so that those funds are overseen by the same individuals. In order to accomplish this, the Board has nominated and proposed for election a slate of candidates that includes the current trustees of the Closed-End Funds and Exchange-Traded Funds. In particular, the Board proposes the election of the following nominees: Randall C. Barnes, Roman Friedrich III, Robert B. Karn III, Ronald A. Nyberg and Ronald E. Toupin, Jr. (the “Nominees”). Each Nominee would not be deemed to be an “interested person” of the Corporations, as that term is defined under the Investment Company Act of 1940, (the “1940 Act”).

II.         Reorganizations

The Board also approved a proposal relating to the reorganizations of the Funds from Kansas corporations into Delaware statutory trusts (the “Reorganizations”). The purpose of the Reorganizations is to redomicile the Funds into Delaware statutory trusts (“Delaware Trusts”), which offer many advantages that should benefit the Funds and their shareholders over the long term, including increased flexibility to respond to changing market conditions. In order to effect this change, the Board approved on behalf of each Fund an Agreement and Plan of Reorganization (“Reorganization Agreement”).

The Funds are currently organized into five separate Kansas corporations. If the Reorganizations are effected, the Funds that are series of Security Equity Fund, Security Income Fund, Security Large Cap Value Fund and Security Mid Cap Growth Fund will become series of one Delaware Trust. The Funds that are series of SBL Fund will become series of a separate Delaware Trust.

Except as otherwise modified by another proposal discussed in this supplement, the investment objectives, policies, strategies and risks of a Fund will not change as a result of the Reorganizations. On the effective date of each Reorganization, each series of the Delaware Trust will hold the same portfolio of securities previously held by the corresponding Fund. The Board, which will ultimately include the individuals elected in the proposal discussed above, would be the same as those of the Funds and the series of the Delaware Trusts would be operated in essentially the same manner as the Funds. The main operating agreements of the Delaware Trusts would be substantially identical to those of the corresponding corporations, except for the identity of the Fund signatory and applicable state law.

III.         Changes to Certain Fundamental Policies

In addition, the Board also approved a proposal to make changes to certain of the Funds’ current “fundamental investment policies.” Currently, some of the Funds’ fundamental investment policies, which are very old, are antiquated or more prohibitive than the law requires. The changes are intended to create uniform policies among the Funds, simplify and modernize the policies to reflect current law and increase the investment flexibility of the Funds in order to be able to adapt over time without incurring shareholder mailing expenses again. The Funds would continue to be managed subject to the limitations imposed by the 1940 Act, as interpreted or modified by regulatory authority having jurisdiction from time to time, as well as the investment objectives, strategies and policies expressed in the Funds’ registration statements, as may be changed by the Board from time to time. Below is a description of each of the proposed changes to the fundamental policies.

A.	Diversification

If approved by shareholders, the fundamental investment policy regarding diversification of investments would be:

Each Fund other than Guggenheim Large Cap Value Fund, Guggenheim Macro Opportunities Fund, Series B, Series M and Series Y shall be a “diversified company”, as that term is defined in the 1940 Act, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Each Fund, except Guggenheim Large Cap Value Fund, Series B and Series Y, is currently a diversified fund, and no change is being proposed to any Fund’s designation as a diversified fund. With the exception of Macro Opportunities Fund and Series M, no change is being proposed to any Fund’s designation as a diversified (or non-diversified) fund. Under this proposal, if approved, Macro Opportunities Fund and Series M, which are currently classified as diversified, would become non-diversified, which means that they could hold a larger portion of their assets in a smaller number of issuers.

B.	Underwriting

If approved by shareholders, the fundamental investment policy regarding underwriting of securities would be:

Each Fund may not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities.

The current fundamental investment policy does not explicitly permit purchases of restricted securities. Accordingly, the proposed fundamental investment policy would clarify that purchases and sales of restricted securities will be permitted even if a Fund could be deemed an underwriter due to a purchase or sale.

C.	Industry Concentration

If approved by shareholders, the fundamental investment policy regarding concentration of investments would be:

Each Fund may not “concentrate” its investments in a particular industry, except to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

Each Fund currently has, and will continue to have, a fundamental investment policy that specifies whether the Fund may concentrate its investments in any one industry.

D.	Real Estate

If approved by shareholders, the fundamental investment policy regarding real estate transactions would be:

Each Fund may purchase real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The proposed changes would provide the Funds with greater flexibility with respect to investments in real estate. However, approval of this proposal is not expected to change the way a Fund is currently managed.

E.	Commodities

If approved by shareholders, the fundamental investment policy regarding investments in commodities would be:

Each Fund may purchase or sell commodities, including physical commodities, or contracts, instruments and interests relating to commodities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

With respect to each Fund other than Guggenheim Macro Opportunities Fund and Series M, the current fundamental investment policy regarding commodities prohibits a Fund from investing in commodities, but excepts futures contracts, options and other instruments thereon, which under some interpretations may be deemed commodities. With respect to Guggenheim Macro Opportunities Fund and Series M, the fundamental investment policy would be substantially the same as the current fundamental investment policy of those Funds, although the wording varies.

F.	Loans

If approved by shareholders, the fundamental investment policy regarding the making of loans would be:

Each Fund may make loans to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The proposed fundamental investment policy would enable the Funds to take advantage of future changes in the 1940 Act and the rules and interpretive guidance provided thereunder without the Board or shareholders taking further action. However, approval of this proposal is not expected to change the way a Fund is currently managed and its lending practices.

G.	Borrowing

If approved by shareholders, the fundamental investment policy regarding borrowing would be:

Each Fund may borrow money to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The proposed changes would permit a Fund to borrow to the full extent permitted by the 1940 Act although, even if permitted by law, borrowing would only occur if consistent with disclosure in a Fund’s Summary Prospectus, Statutory Prospectus and Statement of Additional Information. Accordingly, no further Board or shareholder action would be needed to conform the borrowing policy to future changes in the 1940 Act, and interpretations, modifications or applications thereof, that govern borrowing by mutual funds. However, approval of this proposal is not expected to change the way a Fund is currently managed.

H.	Senior Securities

If approved by shareholders, the fundamental investment policy regarding the issuance of senior securities would be:

Each Fund may issue senior securities to the extent permitted under the 1940 Act and other applicable laws, rules and regulations, as interpreted, modified, or applied by regulatory authority having jurisdiction from time to time.

The fundamental investment policy would not be materially different from the current fundamental investment policy of each Fund. Since the Funds are asking shareholders to approve changes to other fundamental investment policies, the opportunity is being used to update the wording of this fundamental investment policy to be consistent with the wording of certain other proposed fundamental investment policies of the Funds and have uniform wording.

* * *

Information regarding the proposals will be contained in the proxy materials to be filed with the Securities and Exchange Commission (“SEC”). The proxy statement will be mailed to shareholders of record, and you will also be able to access the proxy statement from the EDGAR Database on the SEC’s website at http://www.sec.gov once filed.

Please Retain This Supplement for Future Reference

460602600-SUP4-1113

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